UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2014

SIBLING GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-28311	76-0270334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

901 Mopac Expressway South Barton Oaks Plaza One, Suite 300 Austin, TX 78746
(Address of principal executive offices)

(512) 329-1905

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02   Unregistered Sales of Equity Securities

Sibling Group Holdings, Inc. (the “Company”) has agreed to issue the following unregistered shares of its common stock, $0.0001 par value per share for the purposes of and as of the dates indicated below:

Date	Description	Number of Shares	Price per Share	Charge ($)
August 19, 2014	Shares issued for services (Note 1)	304,169	$0.120	$36,500
August 19, 2014	Shares issued for services (Note 1)	470,000	$0.110	51,700
August 19, 2014	Shares issued for services (Note 1)	38,889	$0.180	7,000
August 19, 2014	Shares issued in settlement of accounts payable (Note 2)	8,333	$0.120	1,000
September 10, 2014	Shares issued as compensation (Note 3)	5,900,000	$0.144	849,600
	Total shares issued	6,721,391		$945,800

———————

NOTE 1 – Shares issued for services provided to the Company pursuant to consulting agreements for specific assistance related to curriculum development, new product development, business development and other general consulting.

NOTE 2 – Shares issued in exchange for cancellation of certain debts of the Company owed to the recipient of the shares.

NOTE 3 – Shares issued as compensation to officers and directors of the Company as set forth in Item 5.02 and to other non-executive employees of the Company.

The issuance of the Company’s shares of common stock were exempt from registration under the Securities Act of 1933, as amended, in reliance on Sections 4(a)(2) and 3(a)(9).

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 10, 2014 the Board of Directors made the following appointments and approved the following actions:

The Board approved the creation of a new Academic Advisory Board, and approved the appointment of Jed Friedrichsen as its first member. The role of the Academic Advisory Board will to support the Company’s mission of leveraging advanced technology and education management operations in order to enhance and expand the delivery of 21st century learning.  The primary role of advisory board members will be to provide academic support to their greatest ability, to serve as ambassadors for the education efforts of the Company, to share insight and offer counsel to the Company’s academic partners and stakeholders, and to provide assistance on targeted activities, as appropriate.  The Academic Advisory Board will report to the Board of Directors.  Jed Friedrichsen was awarded 350,000 shares of our unregistered common stock for joining the Academic Advisory Board, and 150,000 shares for services to the Company through June 30, 2015.

The Board approved the distribution of 150,000 shares of our unregistered common stock to each of its five Board Members for services to be rendered in their capacity as Director through June 30, 2015.

The Board approved the award of 350,000 shares of our unregistered common stock to Maurine Findley as a performance bonus.

The Board approved the award of 800,000 shares of our unregistered common stock to Mehugeneh LLC, a related party, for continued contributions in an advisory role to the Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sibling Group Holdings, Inc.

Date: September 16, 2014	By:	/s/ Maurine Findley
	Name:	Maurine Findley
	Title:	Chief Executive Officer

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